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LEHMAN BROTHERS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENT OF OPERATIONS
Preliminary and unaudited
(in millions)
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                                                                                       Three Months Ended
                                                                                           December 31,
                                                                                   ---------------------------
Revenues                                                                            1993                 1992
                                                                                    ----                 ----
  Market making and principal transactions                                         $ 271               $  316
  Investment banking                                                                 184                  119
  Commissions                                                                        111                  416
  Interest and dividends                                                           1,236                1,245
  Other                                                                               14                  179
                                                                                   -----                -----
      Total Revenues                                                               1,816                2,275
  Interest Expense                                                                 1,137                1,113
                                                                                   -----                -----
      Net Revenues                                                                   679                1,162
                                                                                   -----                -----

Non-interest expenses
  Compensation and benefits                                                          348                  712
  Communications                                                                      34                   84
  Brokerage, commissions and clearance fees                                           33                   28
  Professional services                                                               31                   42
  Occupancy and equipment                                                             20                   77
  Advertising and market development                                                  24                   51
  Depreciation and amortization                                                       24                   41
  Other                                                                               32                  132
                                                                                   -----                -----
      Total non-interest expenses                                                    546                1,167
                                                                                   -----                -----
Income (loss) from continuing operations before taxes
  and preferred dividend of subsidiary                                               133                  (5)

  Provision for (benefit from) income taxes                                           33                  (4)
                                                                                   -----                -----
Income (loss) from continuing operations before preferred
  dividend of subsidiary                                                             100                   (1)

Income from discontinued operations, net of taxes                                                          21

  Preferred dividend of subsidiary                                                   (17)                 (17)
                                                                                   -----                -----
Net income                                                                         $  83                $   3
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